Exhibit 10.2

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) dated as of October 19, 2017 (the “Effective Date”) is among Lilis Energy, Inc. (the “Borrower”), certain subsidiaries of the Borrower party hereto (each, a “Guarantor” and collectively, the “Guarantors”), Wilmington Trust, National Association, as administrative agent (the “Administrative Agent”), Värde Partners, Inc., (“Värde”) in its capacity as the Lead Lender (as defined in the Credit Agreement (as defined below)) and the other Lenders (as defined below) party hereto.

INTRODUCTION

Whereas, the Borrower, the Guarantors, the Administrative Agent, Värde as the Lead Lender (as defined therein) and the other lenders party thereto from time to time (the “Lenders”) are parties to that certain Credit Agreement dated as of April 26, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Whereas, the Borrower has requested that Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein, and the Administrative Agent and the Lenders have agreed to the foregoing, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.          Defined Terms; Other Definitional Provisions. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 2.          Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below, and in reliance on the representations and warranties contained in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)          The first recital of the Credit Agreement is hereby amended by replacing the reference to “T.R. Winston & Company, LLC, as initial collateral agent” with “Deans Knight Capital Management, Ltd., as collateral agent”.

(b)          Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Amendment No. 2 Effective Date” means October 19, 2017.

(c)          Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as set forth below:

“Approved Permitted First Lien Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof and as amended on the Amendment No. 2 Effective Date, by and among the Existing Agent, the Administrative Agent and the Borrower.

“Existing Agent” means Deans Knight Capital Management Ltd., or such other Person as may act as collateral agent for the Existing Lenders from time to time.

“Existing First Lien Obligations” means the “Obligations” as defined under the Existing First Lien Credit Agreement in an amount not to exceed $30,000,000 of principal plus accrued and unpaid interest (including interest that is paid in kind) pursuant to the Existing First Lien Credit Agreement as in effect on the Amendment No. 2 Effective Date or as amended in accordance with the terms of the Approved Permitted First Lien Intercreditor Agreement.

(d)          Section 6.02(i) of the Credit Agreement is hereby amended by replacing the reference to (A) “$15,000,000” with “$30,000,000” and (B) “as in effect on the date hereof” with “as in effect on the Amendment No. 2 Effective Date”.

Section 3.          Representations and Warranties. Each Credit Party hereby represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, as of such earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate or limited liability company power and authority of such Credit Party and have been duly authorized by appropriate corporate or limited liability company action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Loan Documents are valid and subsisting and secure the Credit Parties’ obligations under such Loan Documents.

Section 4.          Conditions to Effectiveness. This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the satisfaction of the following conditions precedent:

(a)          the Administrative Agent and the Lead Lender shall have received this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent, the Lenders party hereto (which constitute all Lenders party to the Credit Agreement) and the Lead Lender;

(b)          the Borrower shall have paid on or about the Effective Date all costs and expenses which are payable pursuant to Section 10.03 of the Credit Agreement and which have been invoiced no later than one Business Days prior to the date hereof; and

(c)          the Administrative Agent and the Lead Lender shall have received an executed copy of the Existing First Lien Credit Agreement duly executed by the Borrower, the Existing Agent and the Existing Lenders, as amended on the date hereof (which such amendment shall be in form and substance satisfactory to the Lead Lender in its sole discretion (the “First Lien Amendment”)), along with all schedules, exhibits and documents ancillary thereto.

Section 5.          Acknowledgments and Agreements.

(a)          Each Credit Party acknowledges that on the date hereof, all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment, in each case existing on the date hereof, with respect to such Obligations. Each Credit Party does hereby adopt, ratify, and confirm the Credit Agreement and acknowledges and agrees that the Credit Agreement is and remains in full force and effect, and each Credit Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement are not impaired in any respect by this Amendment.

(b)          This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(c)          Each party hereto agrees and acknowledges that the deadline for the Administrative Agent and Lead Lender to receive a Control Agreement with respect to each of the Borrower’s deposit accounts ending in numbers 8180 and 8156 maintained at Wells Fargo Bank, National Association shall be 30 days from the Effective Date (or such later date as the Lead Lender may agree in its sole discretion); provided that, for the avoidance of doubt, no proceeds of any Existing First Lien Debt are or shall be held in any deposit account that is not subject to a Control Agreement in favor of the Administrative Agent.

(d)          The Lead Lender and the Administrative Agent hereby consent to the Existing First Lien Credit Agreement being amended by the First Lien Amendment on the date hereof.

Section 6.          Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Credit Agreement are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 7.          Reaffirmation of Liens. Each Credit Party (a) is party to certain Security Documents securing and supporting the Obligations under the Loan Documents, (b) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (c) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create an acceptable security interest in the collateral to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified.

Section 8.          Counterparts. This Amendment may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or other electronic transmission of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

Section 9.          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10.         Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 11.         Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. Section 10.09 of the Credit Agreement is hereby incorporated by reference herein mutatis mutandis.

Section 12.        Instruction to Administrative Agent. The Lenders hereby (i) authorize and instruct the Administrative Agent to execute and deliver (A) this Amendment and (B) that certain Amendment No. 1 to Intercreditor Agreement, dated as of the date hereof, by and among the Credit Parties, the Existing Agent and the Administrative Agent and (ii) acknowledge and agree that the instruction set forth in this Section 12 constitutes an instruction from the Lenders under the Loan Documents, including Section 9.03 and Section 9.04 of the Credit Agreement.

Section 13.         RELEASE. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the “Released Claims”), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Amendment, the Credit Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”). Each Credit Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 13 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. Each Credit Party hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Credit Parties pursuant to this Section 13. In entering into this Amendment, each Credit Party consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 13 shall survive the termination of this Amendment, the Credit Agreement and the other Loan Documents and payment in full of the Obligations.

Section 14.         Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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EXECUTED to be effective as of the date first above written.

BORROWER:

LILIS ENERGY, INC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

GUARANTORS:

BRUSHY RESOURCES, INC.
HURRICANE RESOURCES LLC
LILIS OPERATING COMPANY, LLC
IMPETRO OPERATING, LLC
IMPETRO RESOURCES, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Joshua G. James
Name: Joshua G. James
Title: Vice President

LEAD LENDER:

VÄrde Partners, Inc.

By:	/s/ Markus Specks
Name: Markus Specks
Title: Managing Director

SEVERALLY AND NOT JOINTLY FOR EACH ENTITY LISTED BELOW:

By:	/s/ Markus Specks
Name:	Markus Specks
Title:	Managing Director

The Värde Fund VI-A, L.P.
By Värde Investment Partners G.P., LLC, Its General Partner
By Värde Partners, L.P., Its Managing Member
By Värde Partners, Inc., Its General Partner

Värde INVESTMENT PARTNERS, L.P.
By Värde Investment Partners G.P., LLC, Its General Partner
By Värde Partners, L.P., Its Managing Member
By Värde Partners, Inc., Its General Partner

THE Värde FUND XI (MASTER), L.P.
By Värde Fund XI G.P., LLC, Its General Partner
By Värde Partners, L.P., Its Managing Member
By Värde Partners, Inc., Its General Partner

Värde investment partners (offshore) master, L.p.
By Värde Investment Partners G.P., LLC, Its General Partner
By Värde Partners, L.P., Its Managing Member
By Värde Partners, Inc., Its General Partner

THE VÄRDE SKYWAY Master fund, L.P.
By The Värde Skyway Fund G.P., LLC, Its General Partner
By Värde Partners, L.P., Its Managing Member
By Värde Partners, Inc., Its General Partner

THE VÄRDE FUND XII (mASTER), L.P.
By The Värde Fund XII G.P., L.P., Its General Partner
By: The Värde Fund XII UGP, LLC, its General Partner
By Värde Partners, L.P., Its Managing Member
By Värde Partners, Inc., Its General Partner